March 23, 2023

BNY MELLON FUNDS TRUST

BNY Mellon Emerging Markets Fund

BNY MELLON FAMILY OF FUNDS

BNY Mellon Advantage Funds, Inc.

BNY Mellon Global Dynamic Bond Income Fund

BNY Mellon Global Real Return Fund

BNY Mellon Investment Funds I

BNY Mellon International Equity Fund

BNY Mellon Investment Funds II, Inc.

BNY Mellon Global Emerging Markets Fund

Supplement to Current Prospectus

Effective on or about March 31, 2023, the following information supplements the information in the section "Fund Details – Management" in the fund's prospectus:

Newton Investment Management Limited (NIM), the fund's sub-adviser, has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (NIMNA), to enable NIMNA to provide certain advisory services to NIM for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of NIM and BNY Mellon Investment Adviser, Inc., the fund's investment adviser. NIMNA is also an affiliate of BNYM Investment Adviser. NIMNA is an indirect wholly-owned subsidiary of BNY Mellon registered in the United States with the Securities and Exchange Commission as an investment adviser. NIMNA's principal office is located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108. As of December 31, 2022, NIMNA had approximately $52.3 billion in assets under management. A discussion regarding the basis for the board's approving the sub-sub-investment advisory agreement between NIM and NIMNA will be available in the fund's next shareholder report.

BNYMEGI-S0323